UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 8, 2004
                                                --------------------------------


                              Chase Funding, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



New York                                 333-106428               13-3840732
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                              08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

             Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association (the "PSA")) and Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the PSA) furnished to Chase Funding, Inc. (the "Company") by J.P. Morgan Securities Inc. in respect of the Company's proposed offering of certain classes of the Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1 (such classes, the "Certificates").

             The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-106428) (the "Registration Statement"). The Company hereby incorporates the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

             The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Company did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computational Materials.

             Any statement or information contained in the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by J.P. Morgan Securities Inc. in connection with certain classes of the Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1.

           (99.2)                   Computational Materials prepared by J.P.
                                    Morgan Securities Inc. in connection with certain classes of the Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE FUNDING, INC.



        November 9, 2004
                                   By:    /s/ Michael Crilley
                                      ------------------------------------------
                                      Name:   Michael Crilley
                                      Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
- -----------       -----------                               --------------

99.1                      Computational Materials,                (E)
                          Structural Term Sheets and
                          Collateral Term Sheets
                          prepared by J.P. Morgan
                          Securities  Inc. in
                          connection with certain
                          classes of the Chase Funding
                          Loan Acquisition Trust,
                          Mortgage Loan Asset-Backed
                          Certificates, Series
                          2004-OPT1


99.2                      Computational Materials                 (E)
                          prepared by J.P. Morgan
                          Securities Inc. in connection
                          with certain classes of the
                          Chase Funding Loan
                          Acquisition Trust, Mortgage
                          Loan Asset-Backed
                          Certificates, Series
                          2004-OPT1.